SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Eaton Vance Mutual Funds Trust

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement no.:

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(4) Date Filed:

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Eaton Vance Emerging and Frontier Countries Equity Fund

Two International Place

Boston, Massachusetts 02110

September 20, 2019

Dear Shareholder:

We cordially invite you to attend a Special Meeting of Shareholders (the “Meeting”) of Eaton Vance Emerging and Frontier Countries Equity Fund (the “Fund”) that will be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on November 1, 2019 at 1:00 p.m. Eastern Time. There is an important proposal affecting the Fund. We ask you to read the enclosed information carefully and to submit your vote promptly.

In the proxy statement that follows this letter, the Board of Trustees of Eaton Vance Mutual Funds Trust (the “Trust”), of which the Fund is a series (the “Board” or the “Trustees”), is asking shareholders of the Fund to:

1.	Approve a change in the Fund’s fundamental investment policy regarding its ability to invest 25% or more of its total assets in securities of issuers whose principal business activities are in the same industry (i.e., “concentrate” in an industry) (“Concentration Policy”) that will permit the Fund to purchase the securities of any issuer if, as a result, no more than 35% of its total assets would be invested in any industry that accounts for more than 20% of a benchmark index of the Fund; and

2.	Consider and act upon any other matters which may properly come before the Meeting and any adjourned or postponed session thereof.

The Fund invests substantially all of its assets in the Global Macro Capital Opportunities Portfolio (the “Portfolio”), a registered investment company which has the same investment objective and policies as the Fund, and owns substantially all of the interests of the Portfolio.

We realize that most of our shareholders will not be able to attend the Meeting and vote their shares in person. However, the Fund does need your vote. You can vote by mail, telephone, or over the Internet, as explained in the enclosed material. If you later decide to attend the Meeting, you may revoke your proxy by a signed writing filed with the Fund’s Secretary, by executing and delivering a later dated proxy, or by attending the Meeting and voting the shares in person. By voting promptly, you can help the Fund avoid the expense of additional mailings.

If you would like additional information concerning the proposal, please call one of our service representatives at 1-800-262-1122 Monday through Friday between 8:30 a.m. and 5:30 p.m. (Eastern Time). Your participation in this vote is extremely important.

Sincerely,

/s/ Payson F. Swaffield

Payson F. Swaffield

President

Eaton Vance Mutual Funds Trust

YOUR VOTE IS IMPORTANT – PLEASE VOTE PROMPTLY.

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE OR VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. YOUR VOTE IS IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES OF THE FUND.

QUESTIONS AND ANSWERS

Q. Why am I receiving this proxy statement?

A. Eaton Vance Emerging and Frontier Countries Equity Fund (the “Fund”) is holding a Special Meeting of Shareholders at 1:00 p.m. (Eastern Time) on November 1, 2019 (the “Meeting”). Fund shareholders are being asked to approve a change in the Fund’s fundamental policy regarding its ability to invest 25% or more of its total assets in securities of issuers whose principal business activities are in the same industry (i.e., “concentrate” in an industry) (“Concentration Policy”) that will permit the Fund to purchase the securities of any issuer if, as a result, no more than 35% of its total assets would be invested in any industry that accounts for more than 20% of a benchmark index of the Fund. The Fund invests substantially all of its assets in the Global Macro Capital Opportunities Portfolio (the “Portfolio”), a registered investment company with the same investment objective and policies as the Fund, and owns substantially all of the interests of the Portfolio.

Q. What am I being asked to vote “FOR” in the proxy statement?

A. You are being asked to:

1.	Approve a change in the Fund’s Concentration Policy that will permit the Fund to purchase the securities of any issuer if, as a result, no more than 35% of its total assets would be invested in any industry that accounts for more than 20% of a benchmark index of the Fund (the “Proposal”); and
2.	Act upon any other matters which may properly come before the Meeting and any adjourned or postponed session thereof.

Q. What is the proposed change to the Fund’s Concentration Policy?

A. The Fund currently observes the following Concentration Policy:

The Fund may not concentrate its investments in any particular industry or group of industries, but, if deemed appropriate for the Fund’s objective, up to (but less than) 25% of the value of its assets may be invested in securities of companies in any one industry (although more than 25% may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

The Portfolio currently observes an identical Concentration Policy.

If the Proposal is approved, the Fund will adopt the following Concentration Policy:

The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund may purchase the securities of any issuer, if as a result, no more than 35% of the Fund's total assets would be invested in any industry that accounts for more than 20% of a benchmark index of the Fund.

If the Proposal is approved, the Portfolio will adopt an identical Concentration Policy, as explained in greater detail below.

Q. Why do I need to approve the Proposal?

A. The Concentration Policy currently observed by both the Fund and the Portfolio is fundamental and may not be changed without shareholder approval.

The Fund currently pursues its investment objective by investing substantially all of its assets in the Portfolio, which has the same investment objective and policies as the Fund. The proposed changed to the Fund’s Concentration Policy is also being proposed for the Portfolio. When voting on the parallel proposal to modify the Concentration

Policy of the Portfolio, the Fund will vote its interest in the Portfolio for or against such proposal in the same proportion as the votes received from Fund shareholders on the Proposal. If a sufficient number of votes in favor of the parallel proposal are received from investors in the Portfolio, the Portfolio will adopt an identical Concentration Policy to the Fund. Because the Fund owns substantially all of the interests of the Portfolio and the Fund will cast votes on the parallel proposal to modify the Portfolio’s Concentration Policy in proportion with the votes received from Fund shareholders at the Meeting, the vote of Fund shareholders on the Proposal will effectively determine whether a parallel change to the Concentration Policy of the Portfolio is adopted.

Q. What effect will the Proposal have on the management of the Fund?

A. Currently, the Fund may invest up to, but less than, 25% of the value of its assets in securities of companies in any one industry, as determined immediately after, and as a result of, the acquisition of a given security. If the Proposal is approved, the Fund will not be permitted to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will have the ability to purchase securities of any issuer if, as a result, no more than 35% of the Fund’s total assets would be invested in any industry that accounts for more than 20% of a benchmark index of the Fund. The Fund’s current primary benchmark is the MSCI Emerging Markets Index, with the MSCI Frontier Markets Index and a blended index consisting of 50% MSCI Emerging Markets Index and 50% MSCI Frontier Markets Index (the “Blended Benchmark”) serving as current additional benchmarks. The Fund currently intends to use the Blended Benchmark as its reference index to determine the industries in which the Fund may concentrate under the revised Concentration Policy because it reflects the Fund’s policy of investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity investments in emerging and frontier countries. Each of the components of the Blended Benchmark (the MSCI Emerging Markets Index and the MSCI Frontier Markets Index) is maintained and operated by MSCI Inc. Neither the Fund nor any of its affiliates has any input or control over the maintenance or operation of the component indices. Any changes to the Blended Benchmark would need to be approved by the Fund’s Board of Trustees prior to implementation. Eaton Vance Management (“EVM”), the Fund’s investment adviser, intends to calculate the industries constituting 20% or more of the Blended Benchmark as of each month end for purposes of the proposed Concentration Policy. As with the current Concentration Policy, the Fund will determine compliance with the policy immediately after, and as a result of, the acquisition of a given security.

If the Proposal is approved, the Fund would not consider the use of its Blended Benchmark for this purpose to be fundamental, and therefore the Fund may, in the future, choose to use a different index or blend of indices for this purpose without shareholder approval.

If the Proposal is approved, the Fund’s investment objective, other investment policies (other than its Concentration Policy) and investment strategies would remain unchanged. The Fund will continue to invest substantially all of its assets in the Portfolio and will be managed by its current portfolio management team. The Fund does not currently anticipate that its benchmarks will change as a result of the Proposal, though the Fund reserves the freedom to change its benchmarks at any time without shareholder approval.

As previously discussed, in seeking to achieve its investment objective, the Fund invests substantially all of its assets in the Portfolio and the proposed change to the Fund’s Concentration Policy is also being proposed for the Portfolio.  When voting on a parallel proposal to modify the Concentration Policy of the Portfolio, the Fund will vote its interest in the Portfolio for or against such proposal in the same proportion as the votes received from Fund shareholders on the Proposal. If a sufficient number of votes in favor of the parallel proposal are received from interestholders in the Portfolio, the Portfolio will adopt an identical Concentration Policy to the Fund. Because the Fund owns substantially all of the interests of the Portfolio and the Fund will cast votes on the parallel proposal to modify the Portfolio’s Concentration Policy in proportion with the votes received from Fund shareholders at the Meeting, the vote of Fund shareholders on the Proposal will effectively determine whether a parallel change to the Concentration Policy of the Portfolio is adopted.

Q. How do the Trustees of the Fund recommend that shareholders vote on the Proposal?

A. The Trustees of the Fund recommend that you vote FOR the Proposal.

Q. What will happen if shareholders do not approve the Proposal?

A. If the Proposal is not approved, the Fund will continue to observe its current Concentration Policy, as set forth above, and a shareholder vote will be required in order to change the Concentration Policy.

As previously discussed, in seeking to achieve its investment objective, the Fund invests substantially all of its assets in the Portfolio and the proposed change to the Fund’s Concentration Policy is also proposed for the Portfolio.  When voting on a parallel proposal to modify the Concentration Policy of the Portfolio, the Fund will vote its interest in the Portfolio for or against such proposal in the same proportion as the votes received from Fund shareholders on the Proposal. If a sufficient number of votes in favor of the parallel proposal are received from interestholders in the Portfolio, the Portfolio will adopt an identical Concentration Policy to the Fund. Because the Fund owns substantially all of the interests of the Portfolio and the Fund will cast votes on the parallel proposal to modify the Portfolio’s Concentration Policy in proportion with the votes received from Fund shareholders at the Meeting, the vote of Fund shareholders on the Proposal will effectively determine whether a parallel change to the Concentration Policy of the Portfolio is adopted.

Q. How can I vote?

A. You can vote by mail, telephone, over the Internet or in-person at the Meeting, as explained in the enclosed materials. By voting promptly, you can help the Fund avoid the expense of additional mailings.

Eaton Vance Emerging and Frontier Countries Equity Fund
Notice of Special Meeting of Shareholders
To Be Held November 1, 2019

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on November 1, 2019: The Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card are available online at https://funds.eatonvance.com/open-end-mutual-fund-documents.php.

A Special Meeting of Shareholders (the “Meeting”) of Eaton Vance Emerging and Frontier Countries Equity Fund (the “Fund”), a series of Eaton Vance Mutual Funds Trust (the “Trust”) will be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on November 1, 2019 at 1:00 p.m. (Eastern Time), to ask shareholders of the Fund:

1.	To approve a change in the Fund’s fundamental investment policy regarding its ability to invest 25% or more of its total assets in securities of issuers whose principal business activities are in the same industry (i.e., “concentrate” in an industry) (“Concentration Policy”) that will permit the Fund to purchase the securities of any issuer if, as a result, no more than 35% of its total assets would be invested in any industry that accounts for more than 20% of a benchmark index of the Fund (the “Proposal”); and

2.	To consider and act upon any other matters which may properly come before the Meeting and any adjourned or postponed session thereof.

The Proposal is discussed in greater detail in the following pages.

The Meeting is called pursuant to the By-Laws of the Trust. The Board of Trustees of the Fund has fixed the close of business on September 3, 2019 as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. The Proxy Statement and accompanying materials are being mailed to shareholders on or about September 20, 2019.

By Order of the Board of Trustees,

/s/ Maureen A. Gemma

Maureen A. Gemma

Secretary

September 20, 2019

Boston, Massachusetts

IMPORTANT

Shareholders can help the Board of Trustees of the Fund avoid the necessity and additional expense of further solicitations, which may be necessary to obtain a quorum, by promptly returning the enclosed proxy or voting by telephone or over the Internet. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

Eaton Vance Emerging and Frontier Countries Equity Fund
Two International Place
Boston, Massachusetts 02110

PROXY STATEMENT

A proxy is enclosed with the foregoing Notice of a Special Meeting (the “Meeting”) of Eaton Vance Emerging and Frontier Countries Equity Fund (the “Fund”) to be held on November 1, 2019 at 1:00 p.m. (Eastern Time) at Two International Place, Boston, Massachusetts 02110, for the benefit of shareholders who wish to vote, but do not expect to be present at the Meeting. All proxies are solicited on behalf of the Board of Trustees (the “Board” or the “Trustees”) of Eaton Vance Mutual Funds Trust (the “Trust”), of which the Fund is a series. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as proxies, or any of them, to vote in favor of each matter. A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Fund’s proxy tabulator, AST Fund Solutions, LLC (“AST”), or by executing and delivering a later dated proxy, or by attending the Meeting and voting the shares in person. Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked. If you attend the Meeting in person, please be prepared to present photo identification and proof of your share ownership. These proxy materials are initially being mailed to shareholders on or about September 20, 2019. Supplementary solicitations may be made by mail, telephone, facsimile or electronic means. By voting promptly, you can avoid additional solicitations by telephone or other means.

The Trustees have fixed the close of business on September 3, 2019 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held, and fractional shares will be entitled to an equivalent fractional vote. As of September 3, 2019, there were 17,003,657 shares of beneficial interest of the Fund outstanding, which consists of 233,405 Class A shares and 16,770,252 Class I shares. Shareholders of all classes of shares of the Fund will vote jointly on the Proposal.

The persons who held of record 5% or more of the outstanding shares of any class of shares of the Fund, as of September 3, 2019, are set forth in Exhibit A. To the Fund’s knowledge, no other person owns (of record or beneficially) 5% or more of the outstanding shares of any class of shares of the Fund. The Trustees and principal executive officers of the Trust and the Global Macro Capital Opportunities Portfolio (the “Portfolio”) and their principal occupations are set forth in Exhibit B. The Trustees and principal executive officers of the Fund individually and as a group own beneficially less than 1% of the outstanding shares of each class of the Fund as of September 3, 2019.

The Trustees know of no business that will be presented for consideration other than the business described in the Notice of Meeting. If any other matters are properly presented, it is the intention of the persons named as proxies in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

The Fund has previously sent its Annual Report and Semiannual Report to its shareholders. The Fund will furnish without charge a copy of the Fund’s most recent Annual Report and the most recent Semiannual Report to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should: (i) access them on Eaton Vance’s website at www.eatonvance.com; (ii) write to the Fund c/o Eaton Vance Management, Two International Place, Boston, MA 02110, Attn: Proxy Coordinator, Mutual Fund Operations; or (iii) call 1-800-262-1122 Monday through Friday between 8:30 a.m. – 5:30 p.m. (Eastern Time).

THE PROPOSAL: TO APPROVE A CHANGE IN THE FUND’S CONCENTRATION POLICY

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund recite in its registration statement an investment policy regarding its ability to invest 25% or more of its total assets in securities of issuers whose principal business activities are in the same industry (i.e., “concentrate” in an industry) (“Concentration Policy”), and provides that a fund’s Concentration Policy may not be amended without shareholder approval. The Fund’s current Concentration Policy is as follows:

The Fund may not concentrate its investments in any particular industry or group of industries, but, if deemed appropriate for the Fund’s objective, up to (but less than) 25% of the value of its assets may be invested in securities of companies in any one industry (although more than 25% may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

At a meeting held in August 2019, each of the Fund’s Trustees, including the Fund’s Trustees who are not “interested persons” (as defined by Section 2(a)(19) of the 1940 Act) of the Trust or of Eaton Vance Management (“EVM”), the Fund’s investment adviser, or its affiliates (“Independent Trustees”), present at the meeting approved the proposed change to the Fund’s Concentration Policy, subject to approval by Fund shareholders. If the Proposal is approved by Fund shareholders, the Fund’s Concentration Policy will be amended to read as follows:

The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund may purchase the securities of any issuer, if as a result, no more than 35% of the Fund's total assets would be invested in any industry that accounts for more than 20% of a benchmark index of the Fund.

The proposed change to the Fund’s Concentration Policy will give the Fund the flexibility to better reflect the industry composition of its benchmark indices. The Fund is actively managed and the portfolio managers do not set particular investment or exposure levels to any index; however, they generally consider the composition and relative weightings of the Fund’s benchmarks in managing the Fund. As of July 31, 2019, the banking industry represented over 25% of two of the Fund’s benchmarks, the MSCI Frontier Markets Index and a blended index consisting of 50% MSCI Emerging Markets Index and 50% MSCI Frontier Markets Index (the “Blended Benchmark”) (47.4% and 32.1%, respectively), and has done so for approximately the past ten years. As of July 31, 2019, the banking industry represented 16.8% of the Fund’s current primary benchmark, the MSCI Emerging Markets Index, and has been in the range of 15.7% to 19.4% over the last ten years. As a result of the Fund’s current Concentration Policy, EVM has limited ability to match or overweight the Fund’s investments in the banking industry as compared to either the MSCI Frontier Markets Index or the Blended Benchmark, which could limit the Fund’s performance relative to such benchmarks and the Fund’s competitors that have a more flexible Concentration Policy. Several emerging and/or frontier markets funds in other fund complexes have each adopted a Concentration Policy that is similar to the proposed Concentration Policy for the Fund, and EVM believes that the Fund would benefit from similarly aligning its Concentration Policy more closely with its benchmarks. EVM believes that the proposed Concentration Policy would better enable the Fund to pursue its investment objective of seeking total return while taking advantage of a broader range of investment opportunities within emerging and frontier markets.

If the Proposal is approved, the Fund currently intends to use the Blended Benchmark as its reference index to determine the industries in which the Fund may concentrate its investments under the revised Concentration Policy because it reflects the Fund’s policy of investing at least 80% of its net assets in equity investments in emerging and frontier countries. Each of the components of the Blended Benchmark (the MSCI Emerging Markets Index and the MSCI Frontier Markets Index) is maintained and operated by MSCI Inc. Neither the Fund nor any of its affiliates has any input or control over the maintenance or operation of the component indices. Any changes to the Blended Benchmark would need to be approved by the Fund’s Board of Trustees prior to implementation.

If the Proposal is approved, the Fund would not consider the use of its Blended Benchmark for this purpose to be fundamental, and therefore the Fund may, in the future, choose to use a different benchmark index or blend of indices for this purpose without shareholder approval.

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Funds that invest more than 25% of their total assets in securities of companies whose principal business activities are in the same industry are subject to additional risks. If the Proposal is approved, the Fund may invest a significant portion of its assets in any industry that accounts for more than 20% of the Blended Benchmark, which will make the Fund more susceptible to economic, business, political or other factors affecting the issuers in that industry. In general, concentration in an industry can be expected to increase the frequency and magnitude of any increases and decreases in the value of the Fund’s shares. Accordingly, a fund that concentrates its investments in a particular industry will involve more risk than a fund that invests more broadly. Companies in the banking industry include both regional and national commercial banks. Companies in the banking industry are subject to extensive government regulation and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults and price competition.

If the Proposal is approved, the Fund’s investment objective, other investment policies (other than its Concentration Policy) and investment strategies will remain unchanged. The Fund will continue to pursue its investment objective by investing substantially all of its assets in the Portfolio and will continue to be managed by its current portfolio management team. The Fund does not anticipate that its benchmarks will change as a result of the Proposal, though the Fund reserves the freedom to change its benchmarks at any time without shareholder approval.

If the Proposal is approved, the Fund will amend its registration statement to disclose the revised Concentration Policy. Further, if approved, the proposed changes to the Fund’s Concentration Policy will be implemented as soon as practicable after the registration statement is amended.

The Fund’s Trustees considered the foregoing information in approving the change to the Fund’s Concentration Policy.

Required Vote

The Fund’s Concentration Policy is fundamental and may not be changed without shareholder approval. Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which means the vote of the lesser of (a) more than 50% of the outstanding voting securities of the Fund or (b) 67% or more of the voting securities of the Fund present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy.

If the Proposal is not approved, the Fund will continue to observe its current Concentration Policy and shareholder approval will be required in order to change the Concentration Policy.

Changes to the Portfolio’s Concentration Policy

As previously discussed, in seeking to achieve its investment objective, the Fund invests substantially all of its assets in the Portfolio and the proposed change to the Fund’s Concentration Policy is also being proposed for the Portfolio.  When voting on a parallel proposal to modify the Concentration Policy of the Portfolio, the Fund will vote its interest in the Portfolio for or against such proposal in the same proportion as the votes received from Fund shareholders on the Proposal. If a sufficient number of votes in favor of the parallel proposal are received from interestholders in the Portfolio, the Portfolio will adopt an identical Concentration Policy to the Fund. Because the Fund owns substantially all of the interests of the Portfolio and the Fund will cast votes on the parallel proposal to modify the Portfolio’s Concentration Policy in proportion with the votes received from Fund shareholders at the Meeting, the vote of Fund shareholders on the Proposal will effectively determine whether a parallel change to the Concentration Policy of the Portfolio is adopted.

Trustee Recommendation

The Trustees recommend that Fund shareholders vote FOR the change in the Fund’s Concentration Policy.

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NOTICE TO BANKS AND BROKER/DEALERS

The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy materials be required for beneficial owners, please forward such requests to Eaton Vance Management, Two International Place, Boston, MA 02110, Attn: Proxy Coordinator.

ADDITIONAL INFORMATION

Proxy Solicitation and Tabulation

The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Trust’s Board will be paid by the Fund, as described below. Proxies will be solicited by mail and may be solicited in person, by telephone or other electronic means by officers of the Trust, by personnel of EVM, by the Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc. (“BNY”), by broker-dealer firms or by a professional solicitation organization. The Fund has retained AST to assist in the solicitation of proxies, for which the Fund will pay an estimated fee of approximately $1,000, including out-of-pocket expenses. Estimated costs assume a minimal level of solicitation activity. If a greater solicitation effort is required, the solicitation costs would be higher. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund’s officers, by EVM personnel, by BNY, by broker-dealer firms or by AST, in person, by telephone or other electronic means will be borne by the Fund. The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy materials to, and obtaining proxies from, the beneficial owners of such shares. Total estimated costs are $20,719. EVM is expected to bear a portion of the proxy costs for the Fund pursuant to an expense reimbursement agreement with the Fund.

Shareholders may also choose to give their proxy votes by telephone through an automated telephonic voting system or through the Internet rather than return their proxy cards. Please see the proxy card for details. The Fund may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If the Fund records votes over the Internet or by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. If the enclosed proxy card is executed and returned, or an Internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later dated proxy card, by the Fund’s receipt of a subsequent valid Internet or telephonic vote, or by attending the Meeting and voting in person.

All proxy cards solicited by the Trust’s Board that are properly executed and telephone and Internet votes that are properly delivered and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to the Proposal, it will be voted FOR the matters specified on the proxy card. With respect to Fund shares held in Eaton Vance individual retirement accounts, undirected shares will be voted by Eaton Vance or an affiliate in the same proportion as shares of the Fund for which instructions were received. For purposes of determining the presence or absence of a quorum, and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the Meeting, abstentions and broker-non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting for purposes of establishing a quorum, but will have the effect of a vote against the Proposal. Treating broker non-votes as negative votes may result in a Proposal not being approved, even though the votes cast in favor would have been sufficient to approve the Proposal if some or all of the broker non-votes had been withheld. In certain circumstances in which the Fund has received sufficient votes to approve a matter being recommended for approval by the Board, the Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the Proposal. The Fund may also request that selected brokers and nominees, in their discretion, submit broker non-votes, if doing so is necessary to obtain a quorum.

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Under the By-laws of the Trust, a quorum requires the presence, in person or by proxy, of at least one-third (1/3) of the outstanding shares of the Trust entitled to vote at the Meeting. However, as discussed above, holders of more than 50% of the outstanding voting securities of the Fund must be present or represented by proxy at the Meeting in order for the Proposal to be acted upon. If a quorum is not present at the Meeting or if the quorum is present at the Meeting, but sufficient votes by the shareholders of the Trust in favor of the Proposal set forth in the Notice of this meeting are not received by the Meeting date, the persons named as proxies in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Trust present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies in the enclosed proxy will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. Abstentions and broker non-votes will not be treated as shares voted on any such adjournment. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund as described above.

Shareholder Proposals

Shareholders wishing to submit proposals for consideration at a subsequent shareholders’ meeting should send their written proposals to: Secretary, Eaton Vance Group of Funds, Two International Place, Boston, MA 02110. Proposals must be received a reasonable time in advance of a proxy solicitation to be considered, and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the Meeting. The Fund does not conduct annual meetings.

Investment Adviser, Principal Underwriter and Administrator

EVM serves as the investment adviser and administrator of the Fund. Eaton Vance Distributors, Inc. (“EVD”) serves as principal underwriter of the Fund. EVM and EVD are each a wholly-owned subsidiary of Eaton Vance Corp. (“EVC”).

Boston Management and Research (“BMR”), an indirect subsidiary of EVC, serves as the investment adviser to the Portfolio. EVD serves as placement agent of the Portfolio.

The principal business address of EVM, EVD, and BMR is Two International Place, Boston, MA 02110.

Householding

One Proxy Statement may be delivered to multiple shareholders at the same address unless you request otherwise. You may request that we do not household proxy statements and/or obtain additional copies of the Proxy Statement by calling 1-800-262-1122 Monday through Friday between 8:30 a.m. – 5:30 p.m. (Eastern Time) or writing to the Fund c/o Eaton Vance Management, Two International Place, Boston, MA 02110.

5

Exhibit A

As of September 3, 2019, the following record owners of the Fund and class held the percentages of the applicable class of shares indicated below, which were owned either (i) beneficially by such persons or (ii) of record by such persons on behalf of customers who are the beneficial owners of such shares and as to which such record owners may exercise voting rights under certain limited circumstances. Beneficial owners of 25% or more of a class of the Fund are presumed to be in control of the class for purposes of voting on certain matters submitted to shareholders. Beneficial share ownership by a Fund Trustee or officer, as the case may be, is noted.

Class A Shares	National Financial Services LLC	Jersey City, NJ	50.47%
	Raymond James	St. Petersburg, FL	13.61%
	Charles Schwab & Co. Inc.	San Francisco, CA	9.56%
	Pershing LLC	Jersey City, NJ	8.64%
	TD Ameritrade	Omaha, NE	7.47%
Class I Shares	National Financial Services LLC	Jersey City, NJ	89.01%

As of September 3, 2019, Eaton Vance and/or its affiliates did not own 25% or more of the outstanding shares of the Fund.

A-1

Exhibit B

Directors and Principal Executive Officers of the Trust

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held During Last Five Years(2)
Interested Trustee
THOMAS E. FAUST JR. 1958	Trustee	Of the Trust since 2007 and of the Portfolio since 2013	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD. Trustee and/or officer of 165 registered investment companies. Mr. Faust is an interested person because of his positions with BMR, Eaton Vance, EVC, EVD and EV, which are affiliates of the Trust.	163	Director of EVC and Hexavest Inc. (investment management firm).
Noninterested Trustees
MARK R. FETTING 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).	163	None
CYNTHIA E. FROST 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).	163	None
GEORGE J. GORMAN 1952	Trustee	Since 2014	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).	163	Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).
VALERIE A. MOSLEY 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).	163	Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).
B-1

WILLIAM H. PARK 1947	Chairperson of the Board and Trustee	Chairperson of the Board since 2016 and Trustee of the Trust since 2003 and of the Portfolio since 2013	Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group, L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).	163	None
HELEN FRAME PETERS 1948	Trustee	Of the Trust since 2008 and of the Portfolio since 2013	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	163	None
KEITH QUINTON 1958	Trustee	Since 2018	Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).	163	Director of New Hampshire Municipal Bond Bank (since 2016).
MARCUS L. SMITH 1966	Trustee	Since 2018	Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).	163	Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
SUSAN J. SUTHERLAND 1957	Trustee	Since 2015	Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).	163	Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).
SCOTT E. WENNERHOLM 1959	Trustee	Since 2016	Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).	163	None
(1)	Includes both master and feeder funds in a master-feeder structure.
(2)	During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

B-2

Principal Officers who are not Directors
Name and Year of Birth(1)	Trust Position	Term of Office and Length of Service	Principal Occupation(s) During the Last Five Years(2)
Payson F. Swaffield 1956	President	Of the Trust since 2013 and of the Portfolio since 2017	Vice President and Chief Income Investment Officer of Eaton Vance and Boston Management and Research (“BMR”). Officer of 140 registered investment companies managed by Eaton Vance or BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.
Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer of the Trust since 2011, 2007 and 2008, respectively, and of the Portfolio since 2013	Vice President of Eaton Vance and BMR. Officer of 163 registered investment companies managed by Eaton Vance or BMR. Also Vice President of CRM and officer of 38 registered investment companies advised or administered by CRM since 2016.
James F. Kirchner 1967	Treasurer	Since 2013	Vice President of Eaton Vance and BMR. Officer of 163 registered investment companies managed by Eaton Vance or BMR. Also Vice President of CRM and officer of 38 registered investment companies advised or administered by CRM since 2016.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of Eaton Vance and BMR since 2017. Officer of 163 registered investment companies managed by Eaton Vance or BMR. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1)	The business address of each officer is Two International Place, Boston, MA 02110.
(2)	Includes both master and feeder funds in master-feeder structure.

B-3

PROXY CARD

EATON VANCE EMERGING AND FRONTIER COUNTRIES EQUITY FUND

Eaton Vance

Your vote is important no matter how many shares you own. **Please take the time to read the proxy statement and cast your vote today!**

PROXY VOTING OPTIONS

1. **MAIL** your signed, dated and voted proxy back in the postage paid envelope provided.

2. **ONLINE** at **proxyonline.com** using your proxy control number found below.

3. By **PHONE** when you dial toll-free **1-888-227-9349** to reach an automated touchtone voting line.

4. By **PHONE** with a live operator when you call toll-free **1-866-811-1442** Monday through Friday, 9 a.m. to 10 p.m. (Eastern Time).

CONTROL NUMBER:

EATON VANCE EMERGING AND FRONTIER COUNTRIES EQUITY FUND

SPECIAL MEETING OF SHAREHOLDERS – NOVEMBER 1, 2019

The undersigned holder(s) of shares of beneficial interest of Eaton Vance Emerging and Frontier Countries Equity Fund (the "Fund"), hereby appoints MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, November 1, 2019 at 1:00 p.m., Eastern Time, and at any and all adjournments or postponements thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

If you have any questions about how to vote or about the Special Meeting of Shareholders, please call toll-free 1-866-811-1442. Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m. (Eastern Time).

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on Friday, November 1, 2019. The Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card are available on the Eaton Vance Funds Website at http://www.eatonvance.com/funddocuments.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

EATON VANCE EMERGING AND FRONTIER COUNTRIES EQUITY FUND

PROXY CARD

Your signature is required for your vote to be counted.

Please sign exactly as the name(s) appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.** THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

To vote, mark one box in blue or black ink. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE **FOR** THE FOLLOWING PROPOSAL:

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

TO VOTE, PLEASE UTILIZE ONE OF THE CONVENIENT METHODS DESCRIBED ON THE REVERSE SIDE. IF YOU PLAN ON RETURNING THIS PROXY, PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU PLAN ON ATTENDING THE MEETING PLEASE CHECK THE BOX BELOW.

THANK YOU FOR YOUR CONSIDERATION AND VOTING.

ADDRESS CHANGES: YES
For address changes and/or comments, please mark the box to the right and write them on the back where indicated. O

MEETING ATTENDANCE: YES
Mark the box to the right if you plan to attend the Special Meeting. If you plan to attend the Special Meeting in person, please be prepared to present photo identification and proof of share ownership. O

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]